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                                                                    EXHIBIT 11.2

                                   PSINET INC.

   CALCULATION OF BASIC AND DILUTED LOSS PER SHARE AND WEIGHTED AVERAGE SHARES
                       USED IN CALCULATION (UNAUDITED) (1)

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                                                                                                           SIX MONTHS ENDED
                                                                                                            JUNE 30, 1999
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Weighted average shares outstanding:
Common stock:
         Shares outstanding at beginning of period........................................................       52,083,639
         Weighted average shares issued during the six months ended June 30, 1999
         (12,593,858 shares) .............................................................................        5,573,481
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                                                                                                                 57,657,120
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Net loss available to common shareholders .................................................................   $(121,250,000)
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Basic and diluted loss per share...............................................................................      $(2.10)
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(1)  For a description of basic and diluted loss per share, see Note 1 of the
     Notes to Consolidated Financial Statements included in the Company's Annual
     Report on Form 10-K for the year ended December 31, 1998 as filed with the
     Securities and Exchange Commission.